UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21290

Neiman Funds
(Exact name of registrant as specified in charter)

6325 La Valle Plateada, PO Box 205, Rancho Santa Fe, CA 92067
(Address of principal executive offices)                            (Zip code)

Harvey Neiman
6325 La Valle Plateada, PO Box 205, Rancho Santa Fe, CA 92067
(Name and address of agent for service)

Registrant's telephone number, including area code: (858) 488-3839

Date of fiscal year end: March 31

Date of reporting period: March 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Neiman Large Cap Value Fund

ANNUAL REPORT
March 31, 2009

Neiman Large Cap Value Fund Annual Report May 2009

     Dear Shareholders:

     As of March 31, 2009, Neiman Large Cap Value Fund (symbol NEIMX) completed its sixth year since inception. The enclosed annual report covers the fiscal year ended March 31, 2009.

     This last year has been unique in stock market conditions, in comparison to that of the last several decades. Market investors have been accustomed to continuous up markets since the early 1980's. However, the recent free fall in the overall stock market has seen losses of more than 50% of the value of the Dow Jones Industrial Average, and many other benchmarks, from their highs in 2007 to their recent lows in early 2009. Only in the past couple of months have investors seen the beginning of what we hope will be a recovery in the markets, but there are no guarantees that will be the case.

     We are pleased to report that although Neiman Large Cap Value Fund has not been immune from the drastic downturn in stock values during the last year, our Fund has held up substantially better than most, on a relative basis. As a result of our strong performance, in comparison to other funds, Morningstar™ rewarded our Fund with a 5 Star ranking, its highest mutual fund rating, in November, 2008. We are very proud of that rating, and we will do our utmost to continue to keep earning 5 Stars in the future.

     Realistically speaking, as of March 31, 2009, the end of our fiscal year, the total return of Neiman Large Cap Value Fund was a disappointing -29.04% for the previous 12 month period. It is no real comfort to point out the for the same 12 month period the performance of our benchmark was even worse. The S&P 500 Index yielded a total return of -38.09% over the same period. Yes, we beat our benchmark index by several percentage points, but the stock market performance overall during that period decimated most investment portfolios. As a result, our shareholders, and we personally, experienced greater losses than we ever expected. We hope that our shareholders will join us in concluding that the losses we experienced were primarily the result of adverse market conditions, over which we have no control, rather than from any poor management of the assets in our mutual fund.

     We are proud to report, on a relative basis, that our NEIMX ranked highly in comparison to most other mutual funds in our category of large cap value.

     According to Fund Quickrank postings on Morningstar™, our Fund (NEIMX) ranked highly in relation to most other funds in its category for the previous 1 year, 3 year, and 5 year periods, in annualized total returns. As of May 1, 2009, for the previous 1 year, NEIMX was 20th best out of 1,369 mutual funds in its category, in total return. The total return of NEIMX for that 1 year period was -29.04%; while the average total return of the 1,369 funds in its category was -36.57%, for the same period.

     Also, as of May 1, 2009, for the previous 3 years, NEIMX was 8th best out of 1162 mutual funds in its category, in annualized total return. The total return of NEIMX for that 3 year period was -4.01%, annualized; while the average total return of the 1,162 funds in its category was -11.92%, annualized, for the same period.

     And, as of May 1, 2009, for the previous 5 years, NEIMX was 16th best out of 944 mutual funds in its category, in annualized total return. The total return of NEIMX for that 5 year period was 0.25%, annualized; while the average total return of the 944 funds in its category was -2.53%, annualized, for the same period.

     It is difficult to be genuinely proud of outperforming most other mutual funds, when the reality was tremendous losses experienced by our shareholders, and most stock market investors generally. But, we feel we can hold our heads high that we did our utmost to protect the value of our

2009 Annual Report 1

shareholders investments, in light of the economic conditions of the times. Our pledge to our shareholders is to do the best we can, and to use our best judgment to make their investments productive. We will continue to honor that commitment now and in the future, to the best of our ability.

     We cannot control the state of the economy, but we can use our best judgment to try to make wise choices under adverse market conditions. This is our goal. Thank you for your confidence and for your investment in the Neiman Large Cap Value Fund. We hope to see better economic times in the future.

     Harvey Neiman
     President

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by calling toll free (877) 385-2720. Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus on this website or by calling toll free (877) 385-2720. For funds with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. An overall rating for a fund is derived from a weighted average of the performance figures associated with its 3-, 5-, and 10-year (if applicable) Morningstar Rating Metrics as of the date stated. As of 4/30/09 the number of funds in the Large Value category tracked by Morningstar was 1189 for the 3 year period and Overall Ranking and 960 for the 5 year period. Performance would have been lower if fees had not been waived. The fund did not have a 10 year rating.

________________________________________________________________________________________________________

Neiman Large Cap Value Fund by Sectors (as a percentage of Net Assets) (Unaudited)

2009 Annual Report 2

NEIMAN LARGE CAP VALUE FUND (Unaudited)

PERFORMANCE INFORMATION

AVERAGE ANNUAL TOTAL RATE OF RETURN (%) FOR THE PERIODS ENDED MARCH 31, 2009.

3/31/09 NAV $15.29

				Since
	1 Year(A)	3 Years(A)	5 Years(A)	Inception(A)
Neiman Large Cap Value Fund	(29.04)%	(4.01)%	0.25%	1.08%
S&P 500(B)	(38.09)%	(13.05)%	(4.76)%	0.95%

(A) 1 Year, 3 Year, 5 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The Inception date of the Neiman Large Cap Value Fund was April 1, 2003.

(B)The S&P 500 is a broad market-weighted average dominated by blue-chip stocks and is an unmanaged group of stocks whose composition is different from the Fund.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-877-385-2720.

2009 Annual Report 3

Availability of Quarterly Schedule of Investments (Unaudited)

     The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC's Web site at http://www.sec.gov. Each Form N-Q filed by the Fund may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Guidelines (Unaudited)

     Neiman Capital Management, LLC, the Fund’s Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge on the Fund’s website at www.neimanfunds.com. It is also included in the Fund’s Statement of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

     Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number (1-877-385-2720). This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Disclosure of Expenses (Unaudited)

     Shareholders of this Fund incur ongoing costs, including management fees and other Fund expenses. The following example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Fund on October 1, 2008 and held through March 31, 2009.

     The first line of the table below provides information about actual account values and actual expenses. To estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

     The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	October 1, 2008
	October 1, 2008	March 31, 2009	to March 31, 2009

Actual	$1,000.00	$771.05	$7.73

Hypothetical	$1,000.00	$1,016.21	$8.80
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period.)

2009 Annual Report 4

Neiman Large Cap Value Fund

		Schedule of Investments
			March 31, 2009
Shares/Principal Amount		Fair Value	% of Net Assets
COMMON STOCKS
Air Courier Services
3,000	FedEx Corporation +	$ 133,470	1.15%
Aircraft Engines & Engine Parts
7,500	United Technologies Corp. +	322,350	2.77%
Canned, Frozen & Preserved Fruit, Veg & Food Specialties
7,500	HJ Heinz Co. +	247,950	2.13%
Crude Petroleum & Natural Gas
3,500	Apache Corp. +	224,315
3,000	Occidental Petroleum Corporation +	166,950
		391,265	3.37%
Electric & Other Services
3,400	Exelon Corp. +	154,326	1.33%
Electric Services
6,000	American Electric Power Co. Inc. +	151,560
2,100	Entergy Corp. +	142,989
6,000	Southern Co. +	183,720
		478,269	4.12%
Electronic & Other Electrical Equipment (No Computer Equipment)
4,000	Emerson Electric Co. +	114,320	0.98%
Fats & Oils
5,500	Archer-Daniels-Midland Co. +	152,790	1.32%
Fire, Marine & Casualty Insurance
7,500	The Chubb Corporation +	317,400	2.73%
Food and Kindred Products
7,000	Kraft Foods Inc. +	156,030	1.34%
Gas & Other Services Combined
5,500	Sempra Energy +	254,320	2.19%
Men's & Boy's Furnishings, Work Clothing & Allied Garment
4,500	VF Corp. +	256,995	2.21%
Oil, Gas Field Services, NBC
3,900	Schlumberger Limited +	158,418	1.36%
Petroleum Refining
5,000	Chevron Corp. +	336,200
5,500	Exxon Mobil Corp. +	374,550
		710,750	6.12%
Pharmaceutical Preparations
6,500	Wyeth +	279,760	2.41%
Railroads, Line-Haul Operating
5,000	Burlington Northern Santa Fe Corp. +	300,750
11,000	Canadian National Railway Company + (Canadian)	389,950
6,500	Norfolk Southern Corp. +	219,375
		910,075	7.83%
Retail - Eating Places
4,000	McDonald's Corp. +	218,280	1.88%
Retail - Variety Stores
7,500	Costco Wholesale Corp. +	347,400	2.99%
Rubber & Plastic Footwear
5,500	Nike Inc. +	257,895	2.22%
Search, Detection, Navigation, Guidance, Aeronautical Systems
3,000	Raytheon Company +	116,820	1.01%

+ Portion or all of the Security is pledged as collateral for call options written.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 5

Neiman Large Cap Value Fund

		Schedule of Investments
			March 31, 2009
Shares/Principal Amount		Fair Value	% of Net Assets
COMMON STOCKS
Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics
2,400	Procter & Gamble Co. +	$ 113,016	0.97%
Tobacco Products
8,000	Altria Group Inc. +	128,160
6,500	Philip Morris International, Inc. +	231,270
		359,430	3.09%
Wholsale-Drugs Properties & Druggists' Sundries
4,000	McKesson Corporation +	140,160	1.21%
Total for Common Stocks (Cost $7,703,357)		6,591,489	56.73%
EXCHANGE TRADED FUNDS
3,000	DIAMONDS Trust, Series 1	227,520	1.96%
Total for Exchange Traded Funds (Cost $272,490)
Cash Equivalents
4,855,026	Fidelity Money Market Pt Cl Select 1.21% ***	4,855,026
110,215	AIM Liquid Assets Rate 1.00% ***	110,215
Total for Cash Equivalents (Cost $4,965,241)		4,965,241	42.74%
	Total Investments	11,784,250	101.43%
	(Identified Cost $12,941,088)
	Liabilities in Excess of Other Assets	(165,834)	-1.43%
	Net Assets	$ 11,618,416	100.00%

+ Portion or all of the Security is pledged as collateral for call options written.
*** Variable Rate Security; The Yield Rate shown represents the rate at March 31, 2009.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 6

Neiman Large Cap Value Fund

		Schedule of Written Options
		March 31, 2009
Underlying Security	Shares Subject	Fair Value
Expiration Date/Exercise Price	to Call
Altria Group Inc.
June 2009 Calls @ 16.00	1,000	$ 1,040
June 2009 Calls @ 18.00	2,000	680
		1,720
American Electric Power Co. Inc.
May 2009 Calls @ 25.00	1,000	1,850
May 2009 Calls @ 35.00	2,000	140
August 2009 Calls @ 30.00	1,000	750
		2,740
Archer-Daniels-Midland Co.
June 2009 Calls @ 25.00	1,000	4,100
June 2009 Calls @ 30.00	1,000	1,600
		5,700
Apache Corp.
July 2009 Calls @ 55.00	1,000	13,600
July 2009 Calls @ 75.00	1,000	4,300
		17,900
Burlington Northern Santa Fe Corp.
April 2009 Calls @ 55.00	1,000	6,900
April 2009 Calls @ 80.00	1,000	60
July 2009 Calls @ 65.00	2,000	9,400
		16,360
Canadian National Railway Company
April 2009 Calls @ 30.00	3,000	17,400
April 2009 Calls @ 40.00	2,000	700
April 2009 Calls @ 45.00	1,500	150
July 2009 Calls @ 40.00	1,000	2,150
		20,400
Chevron Corp.
June 2009 Calls @ 65.00	1,000	7,000
June 2009 Calls @ 70.00	1,000	3,800
June 2009 Calls @ 85.00	1,000	500
		11,300
The Chubb Corporation
April 2009 Calls @ 35.00	1,000	7,700
April 2009 Calls @ 55.00	2,000	100
July 2009 Calls @ 50.00	1,000	1,650
		9,450
Costco Wholesale Corp.
April 2009 Calls @ 50.00	2,000	700
April 2009 Calls @ 55.00	2,000	100
April 2009 Calls @ 60.00	2,000	80
		880
Emerson Electric Co.
June 2009 Calls @ 25.00	1,000	4,400
June 2009 Calls @ 30.00	1,000	2,100
		6,500
Entergy Corp.
June 2009 Calls @ 75.00	1,000	1,700
Exelon Corp.
April 2009 Calls @ 60.00	1,000	50
July 2009 Calls @ 50.00	1,000	2,500
		2,550
Exxon Mobil Corp.
April 2009 Calls @ 75.00	1,000	260
July 2009 Calls @ 65.00	1,000	7,250
July 2009 Calls @ 75.00	1,000	2,790
		10,300

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 7

Neiman Large Cap Value Fund

		Schedule of Written Options
		March 31, 2009
Underlying Security	Shares Subject	Fair Value
Expiration Date/Exercise Price	to Call

FedEx Corporation
April 2009 Calls @ 35.00	1,000	$ 8,500
April 2009 Calls @ 60.00	1,000	50
July 2009 Calls @ 50.00	1,000	3,300
		11,850
HJ Heinz Co.
June 2009 Calls @ 30.00	1,000	4,300
June 2009 Calls @ 35.00	1,000	1,400
		5,700
Kraft Foods Inc.
June 2009 Calls @ 22.50	1,000	1,400
June 2009 Calls @ 25.00	2,000	1,000
		2,400
McDonald's Corp.
June 2009 Calls @ 65.00	2,000	500
McKesson Corporation
May 2009 Calls @ 40.00	1,000	750
Nike Inc.
July 2009 Calls @ 40.00	1,000	9,200
July 2009 Calls @ 45.00	1,000	6,000
July 2009 Calls @ 50.00	1,000	3,300
July 2009 Calls @ 55.00	1,000	1,800
		20,300
Norfolk Southern Corp.
June 2009 Calls @ 30.00	1,000	5,900
June 2009 Calls @ 35.00	1,000	3,100
		9,000
Occidental Petroleum Corporation
May 2009 Calls @ 65.00	1,000	1,900
August 2009 Calls @ 50.00	500	5,800
August 2009 Calls @ 55.00	500	4,200
		11,900
Philip Morris International, Inc.
June 2009 Calls @ 35.00	1,000	3,050
June 2009 Calls @ 40.00	1,000	800
		3,850
Procter & Gamble Co.
April 2009 Calls @ 42.50	600	3,180
April 2009 Calls @ 45.00	600	1,566
		4,746
Raytheon Company
May 2009 Calls @ 35.00	1,000	4,600
August 2009 Calls @ 40.00	1,000	2,950
		7,550
Schlumberger Limited
May 2009 Calls @ 50.00	1,200	1,200
August 2009 Calls @ 35.00	600	5,520
August 2009 Calls @ 40.00	600	4,080
		10,800
Sempra Energy
April 2009 Calls @ 40.00	2,000	14,200
July 2009 Calls @ 45.00	1,000	4,100
July 2009 Calls @ 50.00	1,000	2,100
		20,400
Southern Co.
May 2009 Calls @ 30.00	2,000	3,520
August 2009 Calls @ 30.00	2,000	5,100
		8,620

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 8

Neiman Large Cap Value Fund

		Schedule of Written Options
		March 31, 2009
Underlying Security	Shares Subject	Fair Value
Expiration Date/Exercise Price	to Call

United Technologies Corp.
May 2009 Calls @ 40.00	1,000	$ 5,000
May 2009 Calls @ 50.00	2,000	1,100
August 2009 Calls @ 50.00	2,000	3,700
		9,800
VF Corp.
May 2009 Calls @ 55.00	1,000	5,500
May 2009 Calls @ 60.00	1,500	4,350
		9,850
Wyeth
April 2009 Calls @ 45.00	1,300	130
July 2009 Calls @ 40.00	1,000	4,100
July 2009 Calls @ 45.00	1,000	1,000
		5,230
Total (Premiums Received $290,461)		$ 250,746

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 9

Neiman Large Cap Value Fund

Statement of Assets and Liabilities
March 31, 2009
Assets:
Investment Securities at Fair Value	$ 11,784,250
(Cost $12,941,088)
Cash	64,959
Prepaid Expenses	3,746
Receivables:
Dividends and Interest	23,202
Receivable for Fund Shares Sold	14,250
Total Assets	11,890,407
Liabilities
Covered Call Options Written at Fair Value (Premiums Received $290,461)	250,746
Accrued Fund Accounting and Transfer Agency Fees	2,525
Accrued Management Fees	2,462
Other Accrued Expenses	16,258
Total Liabilities	271,991
Net Assets	$ 11,618,416
Net Assets Consist of:
Paid In Capital	14,974,705
Accumulated Undistributed Net Investment Income (Loss)	86,561
Realized Gain (Loss) on Investments and Options Written - Net	(2,325,727)
Unrealized Appreciation (Depreciation) in Value
of Investments and Options Written Based on Identified Cost - Net	(1,117,123)
Net Assets, for 759,935 Shares Outstanding	$ 11,618,416
(Unlimited number of shares authorized without par value)
Net Asset Value, Offering and Redemption Price
Per Share ($11,618,416/759,935 shares)	$ 15.29

Statement of Operations
For the fiscal year ended March 31, 2009
Investment Income:
Dividends (Net of foreign withholding tax of $732)	$ 188,581
Interest	55,093
Total Investment Income	243,674
Expenses:
Investment adviser fees	89,779
Administration fees	24,002
Transfer agent fees & accounting fees	27,270
Registration expense	22,246
Legal fees	16,825
Audit fees	16,617
Custody fees	9,635
Miscellaneous expense	4,472
Compliance officer expense	4,000
Printing and postage expense	3,950
Trustees fees	2,992
Insurance expense	1,794
Total Expenses	223,582
Less:
Expense Waiver / Expense Reimbursement	(66,469)
Net Expenses	157,113
Net Investment Income	86,561

Realized and Unrealized Gain (Loss) on Investments & Options Written:
Realized Gain (Loss) on Investments	(2,999,466)
Realized Gain (Loss) on Options Written	676,293
Change In Unrealized Appreciation/(Depreciation) on Investments	(1,197,706)
Change In Unrealized Appreciation/(Depreciation) on Options Written	20,847
Net Realized and Unrealized Gain (Loss) on Investments & Options Written	(3,500,032)

Net Increase (Decrease) in Net Assets from Operations	$ (3,413,471)

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 10

Neiman Large Cap Value Fund

Statements of Changes in Net Assets
	4/1/2008	4/1/2007
	to	to
	3/31/2009	3/31/2008
From Operations:
Net Investment Income	$ 86,561	$ 38,788
Net Realized Gain/(Loss) on Investments	(2,999,466)	157,477
Net Realized Gain on Options	676,293	89,433
Change in Net Unrealized Appreciation (Depreciation)
on Investments and Options	(1,176,859)	(30,960)
Increase/(Decrease) in Net Assets from Operations	(3,413,471)	254,738
From Distributions to Shareholders:
Net Investment Income	(10,833)	(34,297)
Net Realized Gain from Security Transactions	(80,039)	(289,097)
Change in Net Assets from Distributions	(90,872)	(323,394)
From Capital Share Transactions:
Proceeds From Sale of Shares	13,545,926	1,482,420
Shares Issued on Reinvestment of Dividends	90,872	300,766
Cost of Shares Redeemed	(2,952,241)	(122,537)
Net Increase (Decrease) from Shareholder Activity	10,684,557	1,660,649
Net Increase (Decrease) in Net Assets	7,180,214	1,591,993
Net Assets at Beginning of Period	4,438,202	2,846,209
Net Assets at End of Period (Including Accumulated	11,618,416$	$ 4,438,202
Undistributed Net Investment Income of $86,561 and $10,849)
Share Transactions:
Issued	726,990	67,616
Reinvested	4,221	13,553
Redeemed	(175,175)	(5,660)
Net Increase (Decrease) in Shares	556,036	75,509
Shares Outstanding at Beginning of Period	203,899	128,390
Shares Outstanding at End of Period	759,935	203,899

Financial Highlights
Selected data for a share outstanding throughout the period:	4/1/2008	4/1/2007	4/1/2006	4/1/2005	4/1/2004
	to	to	to	to	to
	3/31/2009	3/31/2008	3/31/2007	3/31/2006	3/31/2005
Net Asset Value -
Beginning of Period	$ 21.77	$ 22.17	$ 21.00	$ 20.65	$ 20.96
Net Investment Income **	0.18	0.25	0.23	0.26	0.17
Net Gains or Losses on Securities
(realized and unrealized)	(6.43)	1.55	2.88	1.55	0.80
Total from Investment Operations	(6.25)	1.80	3.11	1.81	0.97
Distributions (From Net Investment Income)	(0.03)	(0.22)	(0.22)	(0.26)	(0.16)
Distributions (From Capital Gains)	(0.20)	(1.98)	(1.72)	(1.20)	(1.12)
Total Distributions	(0.23)	(2.20)	(1.94)	(1.46)	(1.28)
Net Asset Value -
End of Period	$ 15.29	$ 21.77	$ 22.17	$ 21.00	$ 20.65
Total Return ***	(29.04)%	8.20%	15.18%	9.19%	4.82%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	11,618	4,438	2,846	2,109	2,229
Before Waiver/Reimbursement
Ratio of Expenses to Average Net Assets	2.49%	3.55%	4.46%	5.69%	5.76%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.22%	-0.66%	-1.65%	-2.67%	-3.14%
After Waiver/Reimbursement
Ratio of Expenses to Average Net Assets	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of Net Investment Income to Average Net Assets	0.96%	1.14%	1.06%	1.27%	0.87%
Portfolio Turnover Rate	101.01%	80.43%	116.86%	79.81%	95.23%

** Based on Average Shares Outstanding.
*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 11

NOTES TO THE FINANCIAL STATEMENTS NEIMAN LARGE CAP VALUE FUND March 31, 2009

1.) ORGANIZATION:
Neiman Large Cap Value Fund (the "Fund") is a non-diversified series of the Neiman Funds (the "Trust"), an open-end management investment company. The Trust was organized in Ohio as a business trust on January 3, 2003 and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. At present, there is only one series authorized by the Trust. Neiman Capital Management, LLC is the advisor to the Fund (the "Adviser"). The Fund commenced operations on April 1, 2003. The Fund's investment objective is to seek long-term capital appreciation. Significant accounting policies of the Fund are presented below:

2.) SIGNIFICANT ACCOUNTING POLICIES:
SECURITY VALUATION:
Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a long security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the long security. All other long securities for which over-the-counter market quotations are readily available are valued at their last bid price. Lacking a last sale price, a short position including a written option is valued at its last ask price except when, in the Adviser’s opinion, the last ask price does not accurately reflect the current value of the short position. All other short positions for which over-the-counter market quotations are available are valued at their last ask price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Trustees”).

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Trustees. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Trustees has determined will represent fair value.

In accordance with the Trust's good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement on Financial Accounting Standards (“SFAS”) No. 157 "Fair Value Measurements" effective April 1, 2008. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. In accordance with SFAS No. 157, fair value is defined as the price that would be received by the Fund upon selling an asset or paid by the Fund to transfer a liability in an orderly transaction between market participants at the measurement date. In the absence of a principal market for the asset or liability, the assumption is that the transaction occurs on the

2009 Annual Report 12

Notes to the Financial Statements - continued

most advantageous market for the asset or liability. SFAS No. 157 established a three-tier fair value hierarchy that prioritizes the assumptions, also known as "inputs", to valuation techniques used by market participants to measure fair value. The term "inputs" refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The valuation techniques used to measure fair value should maximize the use of observable inputs and minimize the use of unobservable inputs. The three-tier hierarchy of inputs is summarized in three levels with the highest priority given to Level 1 and the lowest priority given to Level 3: Level 1 - quoted prices in active markets for identical securities, Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) and Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodologies used in valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used as of March 31, 2009 in valuing the Fund's assets and liabilities carried at fair value:

Investments
Valuation Inputs of Assets	in Securities
Level 1- Quoted Prices	$11,784,250
Level 2- Significant Other Observable Inputs	0
Level 3- Significant Unobservable Inputs	0
Total	$11,784,250

Written Options
Valuation Inputs of Liabilities	in Securities
Level 1- Quoted Prices	$ 0
Level 2- Significant Other Observable Inputs	250,746
Level 3- Significant Unobservable Inputs	0
Total	$ 250,746

The Fund did not hold any Level 3 assets during the year ended March 31, 2009.

In March 2008, FASB issued the Statement of Financial Accounting Standards No.161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

OPTION WRITING:
When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

FEDERAL INCOME TAXES:
The Fund’s policy is to continue to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distrib-

2009 Annual Report 13

Notes to the Financial Statements - continued

ute all of its taxable income to shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax provision or excise provision is required. It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

As of and during the year ended March 31, 2009, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2005.

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

USE OF ESTIMATES:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OTHER:
The Fund records security transactions based on a trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchases are amortized over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

3.) INVESTMENT ADVISERY AGREEMENT
The Fund has entered into an Investment Advisery Agreement with Neiman Capital Management, LLC (the "Adviser"). Under the terms of the Investment Advisery Agreement, the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board of Trustees. Under the Investment Advisery Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. The Adviser also pays the salaries and fees of all of its officers and employees that serve as officers and trustees of the Trust.

The annual management fee is 1.00% of the Fund’s average daily net assets. For the fiscal year ended March 31, 2009, the Adviser earned management fees totaling $89,779 before the waiver of management fees and reimbursement of expenses described below. The Adviser has contractually agreed to waive management fees and reimburse expenses to the extent necessary to maintain total annual operating expenses of the Fund (excluding brokerage fees and commissions, interest and other borrowing expenses, taxes, indirect expenses (such as expenses of other investment companies in which the Fund invests) and extraordinary expenses) at 1.75% of the Fund’s average daily net assets through July 31, 2011. For the fiscal year ended March 31, 2009, the Adviser waived fees and/or reimbursed expenses totaling $66,469 to the Fund. The Fund owed the Adviser $2,462 at March 31, 2009. Certain officers and directors of the Adviser are also officers and/or Trustees of the Trust.

4.) APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)
At a meeting held on March 5, 2009, the Trustees reviewed and approved the continuance of the Investment Advisory Agreement (the “Agreement”) between the Adviser and the Fund. In reviewing the Agreement, the Trustees received materials from the Adviser addressing the following factors: (i) the investment performance of the Fund and the Adviser; (ii) the nature, extent and quality of the services provided by the Adviser to the Fund; (iii) the cost of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; and (v) whether the fee levels reflect these economies of scale to the benefit of shareholders.

2009 Annual Report 14

Notes to the Financial Statements - continued

As to the performance of the Fund, the materials from the Adviser included information regarding the Fund's performance compared to a peer group of 32 funds. The Adviser noted that it does not advise individual clients with mandates comparable to the Neiman Large Cap Value Fund. The Adviser noted that the Neiman Large Cap Value Fund is a covered call fund which requires additional resources to monitor dividends and call options. In addition, the Adviser said the Neiman Large Cap Value Fund is actively managed and has a high turnover. The Trustees noted that the Fund outperformed the peer group. The Trustees noted that the 12-month total return as of December 31, 2008 for the peer group was -38.83%, and -22.00% for the Neiman Large Cap Value Fund. The Adviser also reported that the Fund had received a five star rating by Morningstar, which the Adviser stated brought new exposure to the Fund, as well as new shareholders.

As to the nature, extent and quality of the services provided by the Adviser, the Trustees analyzed the Adviser's experience and capabilities. The representatives of the Adviser summarized the information provided to the Trustees. The Trustees discussed the portfolio manager's background and investment management experience. The representatives of the Adviser reviewed and discussed with the Trustees the Adviser's ADV and the 17j-1 certifications. The Adviser walked the Trustees through the Adviser's Form ADV. The Adviser also stated that in addition to advisery services, the Adviser also provides the Neiman Large Cap Value Fund with officers, including the CCO, and office space. The Adviser further stated that there were no changes in the Adviser's corporate structure, business activities or personnel. Furthermore, the Adviser stated that there was no related party relationship between the Adviser, the transfer agent, the fund accountant or the custodian bank.

As to the cost of the services to be provided and the profits to be realized by the Adviser from the relationship with the Fund, it was noted that the Adviser is subsidizing the Fund due to the current asset level. Materials submitted by the Adviser showed that the Adviser has waived fees or reimbursed Fund expenses to limit Fund operating expenses to 1.75%, resulting in a loss to the Adviser on its relationship with the Fund. The Trustees discussed the Adviser's financial condition. The Adviser stated that as president and majority owner of the Adviser he has consistently funded the Adviser with sufficient capital to pay all outstanding amounts "due from adviser" to keep Neiman Large Cap Value Fund current in the payment of the expenses of the Fund. Turning to the level of adviser fees and total Fund operation expenses, the Trustees reviewed the audited expense ratio of the Neiman Large Cap Value Fund compared to other mutual funds with similar investment objectives and asset levels and noted that the audited expense ratio of 1.75% was above the category average of 1.58%, but within the range of its peers. The Trustees then reviewed the management fee ratio of the Neiman Large Cap Value Fund compared its peer group and noted that the management fee ratio of 1.00% was above the category average of 0.78% . They also reviewed information regarding fees charged by the Adviser for separate accounts. The Trustees recognized the expense ratio was higher than average and the management fee was at the top end of the peer group; however, they also recognized that the Adviser is capping fund expenses, the Adviser just began making a profit, Fund performance far exceeded that of the peer group and the Adviser is committed to reducing fees as economies of scale are realized.

The independent Trustees met in executive session to discuss the continuation of the Agreement. The officers of the Trust were excused during this discussion.

Upon reconvening the meeting, the Trustees reported that after further consideration, they were satisfied with the performance of the Fund. They concluded that the nature and extent of services provided by the Adviser was consistent with the Trustees’ expectations. The Trustees also concluded that the Adviser has sufficient resources and had provided quality advisery services to the Fund. The Trustees agreed that that the fees in the Agreement were reasonable and that the Adviser was not overly profitable. The Trustees agreed that economics of scale would not be a material consideration until the Fund is substantially larger. It was the consensus of the Trustees, including the independent Trustees, that renewal of the Agreement would be in the best interests of the Fund.

5.) CAPITAL STOCK
The Trust is authorized to issue an unlimited number of shares without par value. Paid in capital at March 31, 2009 was $14,974,705, representing 759,935 shares outstanding.

6.) INVESTMENT TRANSACTIONS
For the fiscal year ended March 31, 2009, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $13,313,723 and $6,298,031, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

2009 Annual Report 15

Notes to the Financial Statements - continued

For Federal income tax purposes, the cost of securities owned at March 31, 2009 was $13,913,323, and premiums received from options written was $290,461.

At March 31, 2009, the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) of investments (including open positions in written options) on a tax basis was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$264,811	($2,354,169)	($2,089,358)

7.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2009, National Financial Services LLC, for the benefit of its customers, owned, in the aggregate, 57.36% of the Fund, and therefore may be deemed to control the Fund. 8.) WRITTEN OPTIONS

As of March 31, 2009, Fund portfolio securities valued at $3,795,748 were held by the Fund as collateral for options written by the Fund.

Transactions in written options during the year ended March 31, 2009 were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding at March 31, 2008	592	$156,592
Options written	2,792	$1,051,420
Options terminated in closing purchase transactions	(363)	($124,792)
Options expired	(1,688)	($560,810)
Options exercised	(444)	($231,949)
Options outstanding at March 31, 2009	889	$290,461

9.) DISTRIBUTIONS TO SHAREHOLDERS
There were distributions paid on June 27, 2008 of which $0.0267 per share was paid from net invest ment income, $0.0070 per share was paid from long-term capital gains and $0.1900 per share was paid from short-term capital gains.

The tax character of distributions was as follows:

Distributions paid from:

	Year ended	Year ended
	March 31, 2009	March 31, 2008
Ordinary Income:	$ 10,833	$ 34,297
Short-term Capital Gain:	77,209	123,722
Long-term Capital Gain:	2,830	165,375
	$ 90,872	$ 323,394

As of March 31, 2009, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$86,561
Undistributed long-term capital gain/(accumulated losses)	(1,353,492)
Unrealized appreciation/(depreciation) - net	(2,089,358)
$(3,356,289)

The differences between book basis and tax basis unrealized depreciation are attributable to the tax deferral of losses on wash sales and post-October losses. The Fund elected to defer post-October losses in the amount of $861,113.

10.) LOSS CARRYFORWARDS
At March 31, 2009 the Fund had available for federal tax purposes an unused capital loss carryfor-ward of $1,353,492, which expires in 2017. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount that is offset will not be distributed to shareholders.

2009 Annual Report 16

Cohen Fund Audit Services, Ltd. Certified Public Accountants	800 Westpoint Pkwy, Ste 1100 Westlake, Ohio 44145 Phone: (440) 835-8500 Fax: (440) 835-1093 www.cohenfund.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and Board of Trustees
Neiman Funds

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Neiman Funds, comprising the Neiman Large Cap Value Fund (the "Fund") as of March 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2009 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Neiman Large Cap Value Fund as of March 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD. Westlake, Ohio May 29, 2009

2009 Annual Report 17

TRUSTEES AND OFFICERS - Unaudited

     The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. Each Trustee serves until the Trustee sooner dies, resigns, retires or is removed. Officers hold office for one year and until their respective successors are chosen and qualified. The SAI includes additional information about the Fund’s Trustees and Officers and is available, without charge upon request, by calling 1-877-385-2720. The Trustees and Officers of the Trust and their principal business activities during the past five years are:

Interested Trustees

Other
Name,	Position	Length of	Principal	Number of	Directorships
Address(1),	with the	Time Served	Occupation(s)	Portfolios	Held by
and Age	Trust		During	Overseen by	Trustee or
			Past 5 Years	Trustee	Officer

Harvey Neiman(2), 65	President	Since 2003	From 1993 through 1999 Harvey	1	None
	and Trustee		Neiman was a licensed stock bro-
ker, serving with Merrill Lynch,
later Morgan Stanley Dean Witter,
and later AG Edwards. In 1999 he
formed Neiman Capital
Management LLC, the adviser to
the Fund, and he has been man-
aging portfolios since that time.

Daniel Neiman(2), 32	Treasurer,	Since 2003	Daniel Neiman has been a manag-	1	None
	Secretary,		er at Neiman Capital Management
	Chief		LLC since 1999.
Compliance
Officer and
Trustee

(1)The address of each trustee and officer is c/o Neiman Funds, 6325 La Valle Plateada, PO Box 205, Rancho Santa Fe, CA 92067.
(2)Harvey Neiman is the father of Daniel Neiman. Harvey Neiman and Daniel Neiman are considered "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of their affiliation with the Investment Adviser.

Independent Trustees

			Principal	Number of	Other
Name,	Position	Length of	Occupation(s)	Portfolios	Directorships
Address(3),	with the	Time Served	During	Overseen by	Held by
and Age	Trust		Past 5 Years	Trustee	Trustee or
Officer

Darla Clark, 58	Independent	Since 2003	Bank Officer, Senior Vice	1	None
	Trustee		President of Regents Bank (2001-
Present); Bank Officer Scripps
Bank (1995-2001).

Suzanne Cowan Dimeff,	Independent	Since 2003	Attorney at Dimeff Law Offices,	1	None
56	Trustee		Tax & Estate Planning Attorney
(2000-Present); Attorney at Casey-
Gerry Reed and Schenk Law Firm
(1989-1999).

Luke Fairfield, 32	Independent	Since 2003	Chief Financial Officer/Controller	1	None
	Trustee		at Southwest Greens, a
Construction Co. (2002-Present);
Certified Public Accountant /
Supervisor at Considine &
Considine, a Certified Public
Accounting Firm (1998-2002).

(3)The address of each trustee is c/o Neiman Funds, 6325 La Valle Plateada, PO Box 205, Rancho Santa Fe, CA 92067.

2009 Annual Report 18

Board of Trustees
Darla Clark
Suzanne Cowan Dimeff
Luke Fairfield
Daniel Neiman
Harvey Neiman

Investment Adviser
Neiman Capital Management, LLC
6325 La Valle Plateada
P.O. Box 205
Rancho Santa Fe, CA 92067

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC
8000 Town Centre Dr., Ste 400
Broadview Hts, OH 44147

Custodian
U.S. Bank, NA
425 Walnut Street
P.O. Box 1118
Cincinnati, OH 45201

Fund Administrator
Premier Fund Solutions Inc.
480 N. Magnolia Avenue, Suite 103
El Cajon, CA 92020

Legal Counsel
Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, OH 45202

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
800 Westpoint Pkwy., Ste 1100
Westlake, OH 44145

This report is provided for the general information of the shareholders of the Neiman
Large Cap Value Fund. This report is not intended for distribution to prospective investors in the funds, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. The registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 3/31/09	FYE 3/31/08
Audit Fees	$14,225	$14,805
Audit-Related Fees	$0	$0
Tax Fees	$2,200	$5,200
All Other Fees	$850	$1,200

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC.
Nature of All Other Fees: Review of Semi-Annual Report.

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees	FYE 3/31/09	FYE 3/31/08
Registrant	$3,050	$6,400
Registrant’s Investment Adviser	$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neiman Funds

By: /s/ Harvey Neiman Harvey Neiman President

Date: 6/5/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Harvey Neiman Harvey Neiman President

Date: 6/5/2009

By: /s/ Daniel Neiman Daniel Neiman Chief Financial Officer

Date: 6/4/09